DocuSign Envelope ID: 5308B5D9-72E4-4D3E-B718-D67ACCFD25F5
October 24, 2018
Congratulations! We would like to take this time to introduce you to the process and what happens next. Below you will find 3 easy steps, in addition to some information that we need you to complete.

3 Easy Next Steps

1.	A Ten-X representative attempted to contact you today or has spoken to you regarding the process and will follow up with you to assist you in signing the contract package in DocuSign as necessary.

2.	Please do not delay, submit your Earnest Money Deposit. The wire instructions for your assigned escrow company are located on page 2 of this electronic package

3.	Send confirmation of your wire transfer to CREContracts_Midwest-SE@Ten-X.com

Please be on notice that the Participation Terms remain in full force and effect.
If you have questions about the status of your transaction, please reference the contact sheet below reflecting the individuals directly involved in this sale:

Escrow Office: Novare NSS, a division of Fidelity National Title
Alan Petner
320 Commerce Street, Suite 150
Irvine, CA, 92602
714-352-4088
Alan.Petner@novarenss.com

Ten-X.com Contracts Dept.:

Valorie Valenzuela
Contracts Department Seller Contact 1 Mauchly
Irvine, CA 92618
949-790-6411
Vvalenzuela@Ten-X.com

IMPORTANT CONTACT INFORMATION:
Live Bid Event:	B-249 Item Number:	AE135
Property Name:	The Spectrum Building
Property Address:	613 NW Loop 410, San Antonio, TX 78216

Buyer:	HARTMAN VREIT XXI, INC.
Buyer’s Address:	2909 Hillcroft St Ste 420, Houston, Texas 77057
Buyer's Phone:		Email: ahartman@hi-reit.com
Buyer's Designated Rep.:	Sullivan Barnes
Phone:	73-856-2671	Email: sbarnes@hi-reit.com

Buyer's Counsel:	None
Phone:	Email:

Buyer's Broker of Record:	None	Buyer’s Broker Firm:
Buyer’s Agent:
Buyer’s Agent Address:
Buyer’s Agent Phone:		Buyer’s Agent Email:

Seller Name:	Pace-Spectrum, LLC
Listing Broker Company:	HFF
Listing Broker Rep:	John Taylor
Phone:	210-660-2104
Email:	jtaylor@hfflp.com

Seller’s Point of Contact:	Rob Sherwood
Phone:	314-968-9898	Email: rsherwood@paceproperties.com

Ten-X.Com Rep:	Harrison Rein
Phone:	305-600-1060
Email:	hrein@ten-x.com

We are looking forward to a smooth and successful closing. If there is anything that Ten-X.com can do to be of further help please feel free to contact us at any time.

Sincerely, Ten-X.com

!!!!!!IMPORTANT! IMPORTANT! IMPORTANT!!!!!!

PLEASE BE SURE YOU ARE WIRING FUNDS TO THE CORRECT BANK AND ACCOUNT NUMBER BASED ON THE STATE THAT THE PROPERTY
YOU ARE PURCHASING IS LOCATED!!!!
WIRE TRANSFER INSTRUCTIONS

BANK NAME: ABA/ ROUTING NO.: ACCOUNT NAME: ADDRESS: ACCOUNT NUMBER:

Wells Fargo Bank, N.A.

121000248
Novare National Settlement Service
320 Commerce #150, Irvine, CA 92602
See chart below (based on property state)

PROPERTY STATE:	ACCOUNT NUMBER:
ARIZONA	4419053665
FLORIDA	4419053681
OHIO	6352971698
TEXAS	4419053673
VIRGINIA	4419053699
ALABAMA, ALASKA, ARKANSAS, CONNECTICUT, IDAHO, MASSACHUSETTS, NEW MEXICO, NEVADA, OREGON, SOUTH DAKOTA, UTAH, & WYOMING	4419053657
ALL OTHER STATES (except CA & MD)	4420043432

CALIFORNIA WIRE TRANSFER INSTRUCTIONS
BANK:    City National Bank
ABA/ROUTING NO.:    122016066
ACCOUNT NAME:    Novare National Settlement Service
ACCOUNT NUMBER:    555308310

MARYLAND WIRE TRANSFER INSTRUCTIONS
BANK:    Bank of America
ABA/ROUTING NO.:    026009593

ACCOUNT NAME: ACCOUNT NUMBER:

Maryland Affordable Housing Trust
446026599243

Please include the buyers’ name and property address when wiring funds.

Buyer: AE135

HARTMAN VREIT XXI, INC.
613 NW Loop 410, San Antonio, TX 78216

Effective 03/14/2018

ELECTRONIC/ACH TRANSFERS WILL NOT BE ACCEPTED. FUNDS MUST BE WIRED. FAILURE TO WIRE FUNDS MAY DELAY THE CLOSING.

ITEM NO. __A_E_1_3_5__________________________

EXTENSION OPTION ADDENDUM

Seller: Pace-Spectrum, L.L.C., a Missouri limited liability company
Buyer: HARTMAN VREIT XXI, INC.
Property Address: 613 NW Loop 410, San Antonio, TX 78216

This Extension Option Addendum (“Addendum”), dated effective as of

10/24/2018
_________________, amends and

supplements that certain purchase and sale agreement (“Agreement”) between Buyer and Seller for the purchase and sale of the real property identified above. If there is a conflict between the terms of the Agreement and the terms of this Addendum, the terms of this Addendum shall control. Any capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.
1.EXTENSION OPTION(S). Seller Buyer (check applicable box) shall have _2________ option(s) to extend the Closing Date by a maximum of _1_5_______ calendar day(s) each. In order for an extension option to be effectively exercised, the exercising party shall (A) provide written notice to the other party of its exercise of such extension option (which notice must specify the extended Closing Date) at least five (5) calendar days prior to the then scheduled Closing Date, and (B) (check applicable box):
For any Buyer extension option, Buyer shall pay directly to Seller a non-refundable extension fee equal to    ____ % of

the Purchase Price, or Purchase Price.

$____________________, which extension fee shall not constitute a credit towards the

For any Buyer extension option, Buyer shall deposit with Closing Agent an additional amount equal to    _2_.5__ % of
the Purchase Price, or    $____________________, which shall constitute an increase in the Earnest Money Deposit for all purposes under the Agreement.
For any Seller extension option, Seller shall pay directly to Buyer a non-refundable extension fee equal to

____ % of

the Purchase Price, or Purchase Price.

$____________________, which extension fee shall not constitute a debit towards the

Neither Buyer nor Seller shall be required to pay an extension fee or deposit additional funds with Closing Agent.

SELLER:    BUYER:

Pace-Spectrum, L.L.C., a Missouri limited liability company    HARTMAN VREIT XXI, INC.

Printed Name: Robert Sherwood
Title (if applicable): Authorized Signatory

Title (if applicable): CEO

Printed Name: Allen Hartman

Printed Name:      Title (if applicable):

Printed Name:      Title (if applicable):

Dated:

10/24/2018

Dated:

10/24/2018

Extension Fee Addendum (Rev. 03/11/2016)
Copyright © 2016 Ten-X, LLC and affiliates. All rights reserved.

ITEM NO. __A_E_1_3_5__________________________

ADDENDUM TO

PURCHASE AND SALE AGREEMENT
Seller: Pace-Spectrum, L.L.C., a Missouri limited liability company

Buyer:

HARTMAN VREIT XXI, INC.

Property Address: 613 NW Loop 410, San Antonio, TX 78216

10/24/2018
This Addendum to Purchase and Sale Agreement (“Addendum”), dated effective as of ____________________, amends and supplements that certain purchase and sale agreement (“Agreement”) between Buyer and Seller for the purchase and sale of the real property identified above. If there is a conflict between the terms of the Agreement and the terms of this Addendum, the terms of this Addendum shall control. Any capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement. The Agreement is hereby amended as follows:

Section 1.(F)(ii) is hereby deleted in its entirety.

__________________________________________________________________________________________________________

SELLER:    BUYER:

Pace-Spectrum, L.L.C., a Missouri limited liability company    HARTMAN VREIT XXI, INC.

Printed Name: Robert Sherwood

Printed Name: Allen Hartman
Title (if applicable): Authorized Signatory

Title (if applicable): CEO

Printed Name:      Title (if applicable):

Printed Name:      Title (if applicable):

Dated:

10/24/2018

Dated:

10/24/2018

Addendum To Purchase Agreement (Rev. 03/11/2016)
Copyright © 2016 Ten-X, and affiliates. All rights reserved.

ITEM NO. _A_E_1_3_5___________________________
PURCHASE AND SALE AGREEMENT WITH JOINT CLOSING INSTRUCTIONS
Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, in accordance with the terms of this Purchase and Sale Agreement with Joint Closing Instructions (“Agreement”). This Agreement is effective as of the date Seller signs this Agreement (“Effective Date”).
1.KEY TERMS.
(A) Seller: P_a_c_e_-_S_p_ec_t_ru_m_,_L_._L_.C_._, a__M_is_s_o_u_ri_l_im_i_te_d_l_ia_b_ili_ty__co_m__pa_n_y_____________________________________________________
phone number: _3_1_4_-9_6_8_-9_8_9_8________ email address: _rs_h_e_rw_o_o_d_@__p_ac_e_p_r_op_e_r_ti_es_._c_om________________________________
mailing address: _1_4_0_1_5_B_re_n_t_w_o_o_d_B_lv_d_._, S_t_e_9_0_0_,_S_t._L_o_u_is_,_M_I_,_63_1_4_4_______________________________________________
(B) Buyer: _H_A_R_T_M_A_N__V_R_E_I_T_X_X_I_,_IN_C_.__________________________________________________________________________
phone number: _(7_1_3_)_5_8_6-_2_6_7_1_______ email address: _a_ha_r_tm__a_n@__h_i-_re_i_t._co_m_______________________________________
mailing address: _2_90_9__H_il_lc_ro_f_t S__t S_t_e_4_2_0_,_H_o_u_s_to_n_,_T_ex_a_s_7_7_0_5_7___________________________________________________
(C) Purchase Price: $_1_6,_5_3_7_,5_0_0_.0_0__________ (which equals Buyer’s offer price of $_1_5_,7_5_0_,0_0_0_.0_0__________ plus a Ten-X Transaction Fee of $_7_87_,_5_0_0._0_0____________).
(D) Earnest Money Deposit: $_8_26_,_8_7_5._0_0____________ (if blank, then 5% of the Purchase Price, but no less than $50,000 or more than $500,000).
(E) Property: Address: _61_3__N_W__L_o_op__4_1_0,_S_a_n__A_n_to_n_io_,_T_X_7_8_2_1_6____________________________________ as legally described on Exhibit A, including all permanent improvements thereon (but excluding any personal property unless specifically identified by addendum or amendment to this Agreement).
(F) Closing Date: _____________________________________________ (if blank, then (i) 30 calendar days after the
Effective Date, or (ii) 60 calendar days after the Effective Date if Buyer obtains a letter of intent or other similar proposal for a loan for the Property from a lender referred by Ten-X Finance, and sends a copy of such letter of intent or proposal to Seller and Closing Agent within 5 days after the Effective Date). If the Closing Date falls on a weekend or a state or federally recognized holiday, the Closing Date shall be the next business day.
(G) Closing Agent: N_o_v_a_re__N_S_S_,_a_d_iv_is_i_on__o_f_F_id_e_lit_y_N_a_t_io_n_a_l T_i_tl_e____________ contact: _A_l__a_n__P_e_t_n_e_r______________________ address: 3_2_0_C_o_m_m__e_rc_e_S_t_re_e_t,_S_u_i_te_1_5_0_____Ir_v_in_e_,_C_A_,_9_26_0_2_____________________ phone number: 7_1_4_-3_5_2_-4_0_8_8__________
email address: ___A_l_a_n_._P_e_t_n_e__r_@_n_o_v_a_r_e_n_s__s_._c_o_m___________.

(H)	Title Insurance Company: __N_o_va_r_e_N_S_S_,_a__d_iv_is_io_n_o_f_F_i_de_l_ity__N_a_ti_on_a_l_T_it_le__.

(I)	Closing Cost Allocations: As described in the Section below entitled “Closing Cost Allocations”.
2.EARNEST MONEY DEPOSIT. Buyer must deposit the Earnest Money Deposit with Closing Agent on or before 5:00 PM in the time zone where the Property is located on the first business day after Seller countersigns this Agreement. The Earnest Money Deposit is non-refundable except as set forth in this Agreement, and may be applied towards the amounts payable by Buyer under this Agreement. The escrow (“Escrow”) for the purchase of the Property shall be opened upon Closing Agent’s receipt of the Earnest Money Deposit and a fully-signed copy of this Agreement.
3.CLOSING. The transactions contemplated by this Agreement shall be consummated (“Close” or “Closing”) on or before the Closing Date. Any extension of the Closing Date requested by Buyer may be granted or denied by Seller in Seller’s sole and absolute discretion, and Seller will charge Buyer an extension fee of at least $1,000.00 per day for any such extension. Any such extension fee will be non-refundable and not constitute a credit towards the Purchase Price.
4.CLOSING DELIVERIES.

(A)	Seller’s Deliveries. On or before the Closing Date, Seller shall deliver the following to Closing Agent (“Seller’s Deliveries”):

(i)
The transfer deed warranting against title defects arising by, through or under Seller (in the form customarily used for similar transactions in the state where the Property is located) (“Deed”) signed by Seller and acknowledged in accordance with the laws of the state in which the Property is located.

(ii)
A Non-Foreign Transferor Declaration signed by Seller, or evidence reasonably acceptable to Closing Agent and Buyer that Seller is exempt from the withholding requirements of the Foreign Investment in Real Property Tax Act (FIRPTA), Internal Revenue Code Section 1445.

(iii)	A counterpart of the “Settlement Statement” (defined below) signed by Seller.

(iv)	A counterpart of the assignment and assumption of leases and contracts substantially in the form attached as Exhibit B (“Assignment of Leases and Contracts”) signed by Seller.

(v)	Any and all other instruments reasonably required by Closing Agent or otherwise necessary to Close the transactions contemplated by this Agreement.

(B)	Buyer’s Deliveries. On or before the Closing Date, Buyer shall deliver the following to Closing Agent (“Buyer’s Deliveries”):

(i)	An amount in immediately available “good funds” equal to the Purchase Price, plus Buyer’s share of closing costs, prorations and expenses as set forth in this Agreement.

(ii)	A counterpart of the Settlement Statement signed by Buyer.

(iii)	A counterpart of the Assignment of Leases and Contracts signed by Buyer.

(iv)	Any and all other instruments reasonably required by Closing Agent or otherwise necessary to Close the transactions contemplated by this Agreement.
5.CONDITIONS PRECEDENT TO CLOSING.

(A)	Seller’s Conditions. Seller’s obligations to Close are conditioned upon the following (“Seller’s Conditions”):

(i)
All representations and warranties of Buyer in this Agreement shall be true, correct and complete in all material respects as of the Closing Date and Buyer shall have performed in all material respects all covenants and obligations required to be performed by Buyer on or before the Closing Date.

(B)	Buyer’s Conditions. Buyer’s obligations to Close are conditioned upon the following (“Buyer’s Conditions”):

(i)
All representations and warranties of Seller in this Agreement shall be true, correct and complete in all material respects as of the Closing Date and Seller shall have performed in all material respects all covenants and obligations required to be performed by Seller on or before the Closing Date.

(ii)
Title Insurance Company is irrevocably committed to issue to Buyer an owner’s title insurance policy covering the Property with standard coverage customary in the state where the Property is located, showing liability in the amount of the Purchase Price and showing insurable title to the Property vested in Buyer, subject only to the following: (a) Title Insurance Company’s standard exceptions; (b) liens for all current general and special real property taxes and assessments not yet due and payable; (c) liens of supplemental taxes, if any assessed; (d) any facts an accurate survey and/or a personal inspection of the Property may disclose; (e) the mortgage/deed of trust/deed to secure debt lien in connection with any Buyer financing; (f) any laws, regulations, ordinances (including but not limited to, zoning, building and environmental) as to the use, occupancy, subdivision or improvement of the Property adopted or imposed by any governmental body, or the effect of any non-compliance with or any violation thereof, including but not limited to, any disclosure and/or report required by ordinance; (g) rights of existing tenants and/or occupants of the Property (if any);

(h) covenants, restrictions, easements and other matters that do not materially impair the value of the Property or the use thereof; (i) non-monetary encumbrances disclosed to Buyer in writing prior to entering into this Agreement; and (j) any other matter for which Title Insurance Company agrees to provide insurance at no additional cost to Buyer.

(C)
Waiver of Conditions. Either party may waive its respective closing conditions in its sole discretion. By proceeding to Closing, each party waives its respective closing conditions and irrevocably releases the other party from any liability arising from any facts known by such waiving party that would otherwise have resulted in a failure of a closing condition.

6.CLOSING INSTRUCTIONS TO CLOSING AGENT. At Closing, Closing Agent is irrevocably instructed to do the following:

(A)	Record the Deed.

(B)
Pay all fees, costs, deed and transfer taxes for the sale of the Property which are required to be paid by Seller and Buyer under this Agreement, the portion of any fees charged by Closing Agent which are payable by Seller and Buyer (if any) and other expenses relating to the sale of the Property which are required to be paid by Seller and Buyer.

(C)	Pay to Seller the balance of the Purchase Price and any other funds remaining after Closing.
7.COSTS AND PRORATIONS.

(A)
Pre-Closing Costs. Buyer and Seller acknowledge that Closing Agent may incur certain costs while processing this transaction which must be paid prior to Closing. Closing Agent is authorized and instructed to release funds for payment of such costs prior to Closing from funds deposited into Escrow by Buyer. Such funds are not refundable and Closing Agent is released from any liability for payment of any such funds pre-released through the Escrow. Closing Agent is authorized to charge the appropriate party for costs incurred, or credit the appropriate party for credits, as applicable at Closing or upon termination of this Agreement.

(B)
Prorations. Closing Agent shall prorate as of the date of Closing (i) all real property taxes, assessments, utilities and other operating expenses customarily apportioned in similar situations (“Property Expenses”), and (ii) all rents and other income actually received and customarily apportioned in similar situations (“Property Income”), in each case based on the number of calendar days in the applicable period and in accordance with local customs. Despite anything to the contrary in this Agreement, insurance premiums will not be prorated, and Seller may cancel any existing insurance on the Property after Closing. If either party receives Property Income or a refund of Property Expenses attributable, in whole or in part, to the other party’s period of ownership, the party that received such Property Income or refund shall immediately submit to the other party the portion attributable to such other party’s period of ownership. Except as set forth in this Agreement, Seller shall not be responsible for any Property Expenses accruing after Closing. This paragraph shall survive Closing indefinitely.

(C)
Closing Costs. Seller and Buyer shall pay closing costs as described in the Closing Cost Allocations (and Closing Agent is authorized to (i) pay Seller’s costs from Seller’s proceeds, and (ii) pay Buyer’s costs from funds deposited into Escrow by Buyer).

(D)
Settlement Statement. On or before the third business day prior to Closing, Closing Agent shall prepare and deliver to Seller and Buyer a settlement statement setting forth the prorations and cost allocations set forth in this Agreement (“Settlement Statement”).

8.TERMINATION AND CANCELLATION OF ESCROW.

(A)
Termination Resulting from Breach. If Closing does not or cannot occur on or before the Closing Date due to a breach of this Agreement by Buyer or Seller, then the non-breaching party may terminate this Agreement and cancel the Escrow by written notice to the breaching party and Closing Agent. If Buyer fails to timely deposit the Earnest Money Deposit, then Seller may immediately terminate this Agreement by written notice to Buyer. Upon any such termination and/or cancellation, the breaching party shall pay all cancellation fees of Closing Agent and Title Insurance Company. If Seller is the breaching party, Closing Agent shall return the Earnest Money Deposit to Buyer, and Buyer shall be entitled to pursue remedies at law or in equity. If Buyer is the breaching party, then the following shall apply:

BUYER AND SELLER AGREE THAT IT WOULD BE EXTREMELY DIFFICULT TO DETERMINE SELLER'S ACTUAL DAMAGES RESULTING FROM A BREACH BY BUYER. IN THE EVENT OF A BREACH BY BUYER, SELLER SHALL BE ENTITLED TO AN AMOUNT EQUAL TO THE EARNEST MONEY DEPOSIT AS LIQUIDATED DAMAGES AND AS SELLER’S EXCLUSIVE REMEDY. BUYER AGREES THAT SUCH AMOUNT IS A REASONABLE PRE-ESTIMATE OF SELLER’S ACTUAL DAMAGES FOR BREACH OF THIS AGREEMENT AND IS NOT A PENALTY. IF CLOSING AGENT IS IN POSSESSION OF THE EARNEST MONEY DEPOSIT, THEN CLOSING AGENT SHALL DELIVER THE EARNEST MONEY DEPOSIT TO SELLER. DESPITE THE FOREGOING, IF APPLICABLE LAW LIMITS THE AMOUNT OF THE LIQUIDATED DAMAGES PAYABLE TO SELLER UPON A BREACH BY BUYER, SELLER SHALL ONLY BE ENTITLED TO THE AMOUNT PERMITTED BY LAW, AND ANY EXCESS SHALL BE PROMPTLY RETURNED TO BUYER.
SELLER’S INITIALS ______/______    BUYER’S INITIALS ______/______

(B)
Costs Upon Termination and Cancellation of Escrow. Except as otherwise set forth in this Section, upon termination of this Agreement and cancellation of Escrow pursuant to this Section, all costs incurred in connection with the transactions contemplated by this Agreement (including, without limitation, payments for loan applications, inspections, appraisals, and other reports) shall be the sole responsibility of the party incurring such costs.

(C)
Closing Agent Authorization. If Closing Agent receives a written notice from a party to cancel the Escrow in accordance with this Section 8, and Closing Agent can confirm that the other party also received the notice, Closing Agent is authorized to comply with the notice if Closing Agent does not receive a written objection within 10 calendar days after such other party received the notice.

9.BUYER’S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Seller as follows:

(A)
Authority. Buyer has the necessary authority to enter into and perform its obligations under this Agreement. If Buyer is an entity, the natural person signing this Agreement on behalf of Buyer represents and warrants that (i) Buyer is duly formed and in good standing and (ii) the natural person signing on behalf of Buyer has the necessary authority to bind Buyer to this Agreement.

(B)
Property Condition and Attributes. Prior to entering into this Agreement, Buyer had the opportunity to conduct Buyer’s own due diligence and investigations. Except as expressly set forth in this Agreement, Buyer’s obligations under this Agreement are not contingent on any further due diligence and/or investigation. Buyer acknowledges that the square footage of the Property (including the square footage of the lot and any improvements thereon) is deemed approximate and not guaranteed. Except as otherwise expressly set forth in this Agreement or in written disclosures to Buyer signed by Seller, (i) Seller does not make, and expressly disclaims, any representation or warranty, express or implied, regarding the Property, and (ii) Buyer acknowledges and agrees that Seller is selling the Property “As Is,

Where Is, With All Faults and Limitations” and Seller shall have no liability for or any obligation to make any repairs or improvements of any kind to the Property.

(C)
Disclosures. Prior to entering into this Agreement, Buyer has received (or, to the extent not received, Buyer irrevocably waives) all disclosure documents required to be provided by or on behalf of Seller or Seller’s representatives. Reports furnished by or on behalf of Seller shall be for informational purposes only and are not made part of this Agreement unless required under applicable law.

(D)
Sophisticated Buyer. Buyer (i) is a sophisticated purchaser, (ii) is capable of evaluating the merits and risks of purchasing the Property, (iii) understands and is able to bear the economic risks of purchasing the Property, including, without limitation, a total loss of investment and/or the risk that Buyer may be required to hold the Property indefinitely.

10.SELLER’S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Buyer as follows:

(A)
Authority. Seller has the necessary authority to enter into and perform its obligations under this Agreement. If Seller is an entity, the natural person signing this Agreement on behalf of Seller represents and warrants that (i) Seller is duly formed and in good standing and (ii) the natural person signing on behalf of Seller has the necessary authority to bind Seller to this Agreement.

(B)
Property Condition and Attributes. The written information regarding the Property provided to Buyer by or on behalf of Seller, taken as a whole (i.e. including any updates or revisions provided), is accurate in all material respects. This paragraph shall not survive Closing.

(C)
No Violations. Seller’s execution and performance of this Agreement will not result in any breach of, conflict with, or result in the creation of any encumbrance upon the Property pursuant to any indenture, mortgage, deed of trust, note, evidence of indebtedness, right of first refusal, right of first offer, or any other agreement or instrument by which Seller is bound with respect to the Property.

(D)
Leases. Except for the leases (including any amendments) listed in Exhibit C (“Leases”), Seller knows of no other agreement with respect to the occupancy of the Property that will be binding on Buyer after Closing, and to Seller’s knowledge, the information on Exhibit C and copies of any Leases delivered by Seller to Buyer are true, correct and complete in all material respects. Except as set forth on Exhibit C, and except as would not be reasonably expected to have a material adverse effect on the ongoing business or operation of the Property, to Seller’s actual knowledge, (i) each of the Leases is in full force and effect; (ii) there are no uncured defaults under any of the Leases or circumstances which with the giving of notice, the passage of time or both would constitute a default under any of the Leases; (iii) there are no unsatisfied concessions, abatements, offsets, defenses or other basis for relief or adjustment under any of the Leases; (iv) there is no outstanding obligation to provide any tenant with an allowance to perform any tenant improvements; (v) no tenant has requested in writing a modification of its Lease or a release of any material obligation under its Lease, or has given written notice terminating its Lease, or has been released of any material obligation under its Lease prior to the normal expiration of the term of the Lease; (vi) no tenant is the subject of a bankruptcy or insolvency proceeding; (vii) no guarantor has been released or discharged from any obligation in connection with any Lease; and (viii) all brokerage commissions currently due and payable with respect to the Leases have been paid.

(E)
No Litigation. Except as disclosed in writing to Buyer prior to signing this Agreement, there is no pending litigation affecting the Property or that would affect Seller’s ability to perform its obligations under this Agreement.

(F)	No Mechanics’ Liens. There are no unsatisfied mechanics’ or materialmens’ lien rights concerning the Property.
11.SELLER’S COVENANTS.

(A)	Possession. At Closing, Seller shall relinquish possession of the Property to Buyer and promptly provide Buyer with all keys, codes and other means of Property access in Seller’s possession.

(B)	Utilities. Seller shall reasonably cooperate with Buyer prior to Closing to allow Buyer to obtain responsibility for and maintain access to applicable utilities following Closing.

(C)	Operation and Maintenance of Property. Prior to Closing, Seller shall operate and maintain the Property consistent with past practice.

(D)
Leases and Contracts. Prior to Closing, Seller shall not enter into, terminate or amend any Lease or other material agreement with respect to the Property which would encumber or be binding upon the Property from and after Closing, without Buyer’s prior written consent, which consent may not be unreasonably withheld, conditioned or delayed.

(E)
No Violations. Prior to Closing, Seller shall comply in all material respects with the terms of the Leases and any other material document or agreement affecting the Property consistent with past practice.

(F)
Notice of Material Changes or Untrue Representations. Prior to Closing, Seller shall promptly notify Buyer if Seller learns of any material change in any condition of the Property or any event or circumstance which makes any representation or warranty of Seller under this Agreement untrue or misleading.

12.
DISPUTE RESOLUTION. AT THE REQUEST OF EITHER PARTY TO THIS AGREEMENT, ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE FIRST SUBMITTED TO MEDIATION BEFORE A PARTY INITIATES ARBITRATION OR COURT ACTION. MEDIATION FEES SHALL BE DIVIDED EQUALLY AND EACH PARTY SHALL BEAR HIS/HER/ITS OWN ATTORNEYS’ FEES AND COSTS.

BUYER AND SELLER HAVE READ AND UNDERSTAND THE ABOVE PARAGRAPH AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT TO MEDIATION PRIOR TO COMMENCEMENT OF ARBITRATION OR COURT ACTION.
SELLER’S INITIALS ______/______    BUYER’S INITIALS ______/______
13.MISCELLANEOUS.

(A)
Survival of Representations and Warranties. Except as otherwise set forth in this Agreement, (i) all representations and warranties of Seller and Buyer in this Agreement shall continue through and be deemed remade as of Closing and shall survive Closing for a period of one year, and (ii) no claim for breach of any representation or warranty in this Agreement may be made more than one year after Closing.

(B)
No Assignment or Recording. Buyer may not assign or record all or any part of this Agreement without the express prior written consent of Seller. Despite the foregoing, Buyer may assign this Agreement to any entity wholly owned, directly or indirectly, by Buyer; provided, however, that, in such event, the undersigned Buyer shall remain liable for the obligations of Buyer under this Agreement.

(C)
Casualty and Condemnation. If any material portion of the Property is damaged or taken by eminent domain (or is the subject of a pending taking) prior to Closing, Seller shall notify Buyer promptly after Seller obtains knowledge thereof. Within 10 business days after Buyer receives such written notice (if necessary, the Closing Date shall be extended until one business day after the expiration of such period), Buyer may, at its option, either (i) terminate this Agreement, or (ii) proceed to Closing in accordance with this Agreement. Buyer shall be deemed to have waived its right to terminate this Agreement if Buyer does not notify Seller in writing of its election to terminate this Agreement within such period. Buyer shall not be entitled to any insurance proceeds or obtain any rights with respect to any claims Seller may have with regard to insurance maintained by Seller with respect to the Property. In the event of a taking by eminent domain, Seller shall assign to Buyer at Closing all of Seller’s right, title and interest in and to all awards, if any, for such taking.

(D)
Common Interest Development. If the Property is in a common interest development, unless otherwise required by law, Buyer acknowledges that Buyer was provided for review (or, to the extent not provided, Buyer waives any right to review) the declaration of covenants, conditions, restrictions and/or bylaws and other documentation regarding such common interest development and Buyer acknowledges that Buyer has reviewed such documentation to the fullest extent Buyer deems necessary and, by signing this Agreement, Buyer accepts the declaration of covenants, conditions, restrictions and/or bylaws of the common interest community.

(E)
Local Requirements. Some counties, cities, municipalities and other state subdivisions may require a certificate of occupancy, certificate of use or code compliance certificate and/or inspection (“Local Requirement”) may be required in order to transfer and/or occupy the Property. If a Local Requirement is required for the Property to be transferred to or occupied by Buyer, Buyer waives such Local Requirements to the extent waivable. To the extent any such Local Requirement is not waivable by Buyer, Buyer shall comply with the Local Requirement at Buyer's sole cost, including, without limitation, the correction of any violations or performance of other work which may be required in connection therewith. Seller makes no representation as to whether a Local Requirement applies. Buyer shall indemnify, defend and hold Seller harmless from and against all fines, penalties, costs, expenses, claims and liabilities arising out of or relating to any Local Requirements. This paragraph shall survive Closing indefinitely.

Despite the foregoing, (i) Seller shall reasonably cooperate with Buyer in Buyer’s efforts to comply with any applicable Local Requirement, but in no event shall Seller be required to expend any money in connection therewith, and (ii) if there is a Local Requirement discovered by Buyer after the Effective Date but before Closing (and unknown to Buyer prior to the Effective Date) that is not waivable by Buyer and would require Buyer to make improvements to the Property, or expend money, in either case in excess of 5% of the Purchase Price for the Property, Buyer may terminate this Agreement. Upon such termination, Closing Agent shall return the Earnest Money Deposit to Buyer, and Buyer and Seller shall each bear 50% of all cancellation fees of Closing Agent and Title Insurance Company.

(F)
Counterparts, Electronic Signatures, and Complete Agreement. This Agreement and any addenda or other document necessary for Closing of the transactions contemplated by this Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one document. Facsimile and electronic signatures shall have the same legal effect as original signatures. This Agreement and any addenda or other document necessary for Closing of the transactions contemplated by this Agreement may be accepted, signed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act (E-Sign Act), Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act (UETA) and any applicable state law. This Agreement constitutes the entire agreement of Buyer and Seller with respect to the subject matter of this Agreement and supersedes any other instruments purporting to be an agreement of Buyer and Seller relating to that subject matter.

(G)
Severability. If any portion of this Agreement is judicially determined to be invalid or unenforceable, that portion shall be deemed severable from this Agreement and the remainder of this Agreement shall remain in full force and effect and be construed to fulfill the intention of the parties.

(H)	Time is of the Essence. Time is of the essence for the performance of each and every covenant under this Agreement and the satisfaction of each and every condition under this Agreement.

(I)
Governing Law and Venue. This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the state in which the Property is located. The state and federal courts located in the county in which the Property is located shall be proper forums for any legal controversy between the parties arising in connection with this Agreement, which courts shall be the exclusive forums for all such suits, actions or proceedings.

(J)
Attorneys’ Fees. In any action, proceeding or arbitration arising out of this Agreement, the prevailing party (defined as the party who prevails as to a substantial part of the litigation or claim) shall be entitled to reasonable attorneys’ fees and costs.

(K)	Further Assurances. The parties agree to execute such other documents, and to take such other actions as may reasonably be necessary, to further the purposes of this Agreement.

(L)
Notices. All notices and other communications contemplated under this Agreement shall be in writing and shall be deemed given and received upon receipt if: (i) delivered personally; or (ii) mailed by registered or certified mail return receipt requested, postage prepaid; (iii) sent by a nationally recognized overnight courier; and/or (iv) sent by email. Notice to Buyer and Seller shall be given as set forth on the first page of this Agreement or to such other address or addresses as may from time to time be designated by either party by written notice to the other.

(M)
Prohibited Persons and Transactions. Each party represents and warrants to the other that neither it, nor any of its affiliates, nor any of their members, directors or other equity owners (excluding holders of publicly traded shares), and none of their principal officers and employees: (i) is listed as a “specifically designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control (“OFAC”); (ii) is a person or entity with whom U.S. persons or entities are restricted from doing business under OFAC regulations or any other statute or executive order (including the September 24, 2001 “Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism”); and (iii) is engaged in prohibited dealings or transactions with any such persons or entities.

(N)    Brokers. In connection with the transactions contemplated by this Agreement, Seller is represented by Listing Broker identified on the signature page hereto, Buyer is represented by Buyer’s Broker identified on the signature page hereto, Ten-X is acting as the marketing firm and marketplace provider, and Seller and Buyer each represents and warrants that it has not dealt with any other broker, finder or other agent. Seller and Buyer shall each indemnify and hold harmless the other from and against any claims, losses, costs, damages, liabilities or expenses, including reasonable attorneys’ fees, arising in connection with any breach by the indemnifying party of the representations and warranties in this paragraph. This paragraph shall survive Closing indefinitely.

(O)
Form of Agreement. Buyer and Seller acknowledge that no representation, recommendation or warranty is made by Ten-X or any broker relating to the legal sufficiency or tax consequences of this Agreement or any attachments hereto, and Buyer and Seller each represent and warrant that it has consulted with, had the opportunity to consult with or waived the right to consult with counsel in connection with this Agreement.

14.CLOSING COST ALLOCATIONS.

Closing Costs (as applicable)	Seller Pays	Buyer Pays	50% Seller/ 50% Buyer
Title Search Fee
Owner’s Title Insurance Policy (Standard Coverage)
Additional Title Coverage or Endorsements Requested by Buyer
Lender’s Title Insurance Policy
Closing Agent Fees
State and/or Local Transfer Taxes
Credit Reports, Loan Fees, Loan Points, Reports and Inspections Required by Buyer’s Lender, Appraisal Fees, Mortgage Notarization and Recording Fees, and All Other Costs In Connection With Buyer’s Loan
Seller’s Loan Prepayment Fees and All Other Costs In Connection With Seller’s Existing Loan
Deed Notarization and Recording Fees
Real Estate Broker/Agent Commissions Due Listing Broker
Offered Cooperating Real Estate Broker/Agent Commissions Due Buyer’s Broker
Additional Real Estate Broker/Agent Commissions Due Buyer’s Broker (If Any)
Common Interest Development Transfer Fee
Common Interest Development Document Preparation Fees
Private Transfer Fee
Any Reports and Inspections Requested by Buyer
Seller’s Attorney Fees
Buyer’s Attorney Fees
All Other Closing Costs

SELLER’S INITIALS ______/______    BUYER’S INITIALS ______/______

15.STATE-SPECIFIC PROVISIONS.    See state-specific rider attached hereto and incorporated herein by reference (if applicable).

(Remainder of Page Intentionally Blank)

SELLER:    BUYER:
Pace-Spectrum, L.L.C., a Missouri limited liability company    HARTMAN VREIT XXI, INC.

(and its permitted assigns under Section 13(B))

Printed Name: Allen Hartman

Title (if applicable): Authorized Signatory

Printed Name: Robert Sherwood

Title (if applicable): CEO

Printed Name:      Title (if applicable):

Printed Name: None
Title (if applicable):

Dated:

10/24/2018

Dated:

10/24/2018

LISTING BROKER (if any):    BUYER’S BROKER (if any):

Broker Printed Name:

John Taylor

Broker Printed Name: None

Brokerage Printed Name: HFF
Brokerage License Number: 680592    State: TX

Brokerage Printed Name:          Brokerage License Number:    State:

(Brokers must be licensed in the state where the Property is located.)

DISCLOSURE AND CONFIRMATION OF AGENCY RELATIONSHIP

Buyer and Seller acknowledge that, unless otherwise set forth in this Agreement, Ten-X is not acting as Seller’s real estate agent or Buyer’s real estate agent, and Ten-X is acting as a marketing firm and marketplace provider only.

SELLER’S INITIALS ______/______    BUYER’S INITIALS ______/______

CLOSING AGENT ACKNOWLEDGEMENT

Closing Agent acknowledges receipt of a copy of this Agreement and the Earnest Money Deposit set forth in Section 1(D) and agrees to act as Closing Agent in accordance with this Agreement.

Novare NSS, a division of Fidelity National Title

By:

EXHIBIT A

LEGAL DESCRIPTION OF THE PROPERTY

See Attached

EXHIBIT A LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN ANTONIO, COUNTY OF BEXAR, STATE OF TEXAS, AND IS DESCRIBED AS FOLLOWS:

TRACT I:

LOT 56, BLOCK 3, NEW CITY BLOCK 11714, BLANCO HEIGHTS ADDITION SUBDIVISION, AN ADDITION TO THE CITY OF SAN ANTONIO, BEXAR COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 9400, PAGE 219, DEED AND PLAT RECORDS, BEXAR COUNTY, TEXAS.

TRACT II:

NON-EXCLUSIVE EASEMENT ESTATE CREATED AND GRANTED BY THAT ONE CERTAIN INGRESS AND EGRESS EASEMENT RECORDED IN VOLUME 1108, PAGE 663, AND MODIFICATION OF INGRESS AND EGRESS EASEMENT RECORDED IN VOLUME 1459, PAGE 692, REAL PROPERTY RECORDS, BEXAR COUNTY, TEXAS.

TRACT III:

NON-EXCLUSIVE EASEMENT ESTATE CREATED AND GRANTED IN THAT ONE CERTAIN PLAT FOR BLANCO HEIGHTS ADDITION, SUBDIVISION, RECORDED IN VOLUME 9400, PAGE 219, REAL PROPERTY RECORDS, BEXAR COUNTY, TEXAS.

ALSO DESCRIBED AS:

TRACT I:

2.421 ACRES (105,466 SQUARE FEET) OF LAND, KNOWN AS LOT 56, BLOCK 3, NCB 11714, BLANCO HEIGHTS ADDITION SUBDIVISION AS RECORDED IN VOLUME 9400, PAGE 219 OF THE DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, SAID 2.421 ACRES BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT:

COMMENCING: AT THE EXTENDED SOUTHWEST POINT OF INTERSECTION OF SAN PEDRO AVENUE AND LOCKHILL-SELMA ROAD;

THENCE; S 84° 11' 50" W, AT 80.57 FEET PASSING THE EXTENDED SOUTHWEST INTERSECTION OF LORENE LANE AND LOCKHILL-SELMA ROAD, FOR A TOTAL DISTANCE OF 599.80 FEET TO AN ANGLE POINT IN THE SOUTH LINE OF LOCKHILL-SELMA ROAD;

THENCE: S 84° 20' 29" W, WITH THE SOUTH LINE OF LOCKHILL-SELMA ROAD, A DISTANCE OF 69.25 FEET TO A SET IRON PIN IN THE NORTHEAST CORNER OF SAID LOT 56 AND THE NORTHWEST CORNER OF LOT 55, BLOCK 3, NCB 11714, FOR THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT;

THENCE: S 24° 11‘ 30" W, 17.30 FEET WITH THE EAST LINE OF SAID LOT 56 AND THE WEST LINE OF SAID LOT 55 TO AN “X” FOUND IN CONCRETE IN THE EAST LINE OF THE HEREIN DESCRIBED TRACT;

THENCE: S 05° 48‘ 10" E, 123.63 FEET WITH THE EAST LINE OF SAID LOT 56 AND THE WEST LINE OF SAID LOT 55 TO A POINT OF CURVATURE AND TO A FOUND "X” IN CONCRETE IN THE EAST LINE OF THE HEREIN DESCRIBED TRACT;

THENCE: 180.64 FEET WITH THE ARC OF A CURVE TO THE RIGHT WITH THE SOUTHEAST LINE OF LOT 56 AND THE WEST LINE OF LOT 55, SAID CURVE HAVING A CENTRAL ANGLE OF 90° 00' 00" AND A

EXHIBIT A
(Continued)

RADIUS OF 115.00 FEET TO AN "X" FOUND ON A CURB IN THE NORTH LINE OF LOT 54, BLOCK 3, NCB 11714;

THENCE: S 84° 11' 50” W, 281.69 FEET WITH THE SOUTH LINE OF THE HEREIN DESCRIBED TRACT THE FIRST 211.76 FEET WITH THE NORTH LINE OF SAID LOT 54 TO A NAIL SET IN CONCRETE;

THENCE: 15.73 FEET WITH THE ARC OF A CURVE TO THE LEFT, SAID CURVE HAVING A CENTRAL ANGLE OF 60° 04' 25" AND A RADIUS OF 15.00 FEET TO AN "X" FOUND IN CONCRETE AND A POINT IN THE EAST LINE OF LOT 57, BLOCK 3, NCB 11714, FOR THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE: N 05° 48‘ 10" W, 294.22 FEET WITH THE WEST LINE OF SAID LOT 56 AND THE EAST LINE OF SAID LOT 57 TO A FOUND IRON PIN;

THENCE: N 29° 46‘ 29" E, 24.95 FEET WITH THE WEST LINE OF SAID LOT 56 AND THE EAST LINE OF SAID LOT 57 TO AN IRON PIN FOUND IN THE SOUTH LINE OF LOCKHILL-SELMA ROAD FOR THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT AND A POINT ON A CURVE;

THENCE: WITH THE SOUTH LINE OF LOCKHILL-SELMA ROAD AS FOLLOWS:

47.44 FEET WITH THE ARC OF A CURVE TO THE RIGHT, SAID CURVE HAVING A CENTRAL ANGLE OF 11° 51' 36" AND A RADIUS OF 229.18 FEET AND A CHORD BEARING OF S 73° 33' 58" E, TO A POINT ON A CURVE AND A FOUND IRON PIN;

141.76 FEET WITH THE ARC OF A CURVE TO THE LEFT, SAID CURVE HAVING A CENTRAL ANGLE OF 28° 16‘ 29" AND A RADIUS OF 287.25 FEET AND A CHORD BEARING OF S 81° 24‘ 06" E TO AN IRON PIN FOUND;

N 84° 20' 29" E, 224.08 FEET TO THE POINT OF BEGINNING, CONTAINING 2.421 ACRES (105,466 SQUARE FEET) OF LAND, MORE OR LESS.

TRACT II:

30 FOOT WIDE INGRESS/EGRESS EASEMENT OUT OF LOTS 51 AND 57, BLOCK 3, NCB 11714, BLANCO HEIGHTS ADDITION SUBDIVISION AS RECORDED IN VOLUME 9400, PAGE 219 OF THE DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, SAID EASEMENT AS RECORDED IN VOLUME 1108, PAGE 663 AND VOLUME 1459, PAGE 692 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF BEXAR COUNTY, TEXAS, SAID EASEMENT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT:

BEGINNING: AT AN IRON PIN SET IN THE NORTH RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY LOOP 410, SAID POINT BEING THE SOUTHWEST CORNER OF LOT 54, BLOCK 3, NCB 11714 AND THE SOUTHEAST CORNER OF LOT 57, BLOCK 3, NCB 11714 AS RECORDED IN SAID BLANCO HEIGHTS ADDITION SUBDIVISION, VOLUME 9400, PAGE 219;

THENCE: S 89° 48' 54" W, 38.23 FEET WITH THE SOUTH LINE OF SAID LOT 57 AND LOT 51 TO THE NORTH RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY LOOP 410 TO AN IRON PIN SET FOR THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE: N 09° 16' 34" E, 15.15 FEET TO AN IRON PIN SET;

THENCE: N 05° 43' 30" W, 266.48 FEET TO A POINT OF CURVATURE AND A NAIL FOUND;

THENCE: 87.99 FEET WITH THE ARC OF A CURVE TO THE RIGHT, SAID CURVE HAVING A CENTRAL ANGLE OF 43° 50’ 27" AND A RADIUS OF 115.00 FEET TO A POINT IN THE EAST LINE OF SAID LOT 57

EXHIBIT A
(Continued)

AND THE WEST LINE OF LOT 56, BLOCK 3, NCB 11714 AS RECORDED IN SAID BLANCO HEIGHTS ADDITION, VOLUME 9400, PAGE 219 FOR AN “X" SET IN CONCRETE;

THENCE: S 05° 48' 10" E, 2.11 FEET WITH THE EAST LINE OF SAID LOT 57 AND THE WEST LINE OF SAID LOT 56, TO AN ”X" FOUND IN CONCRETE FOR THE SOUTHWEST CORNER OF SAID LOT 56, AND TO A POINT ON A CURVE;

THENCE: 15.73 FEET WITH THE ARC OF A CURVE TO THE RIGHT, SAID CURVE HAVING A CENTRAL ANGLE OF 60° 04' 25" AND A RADIUS OF 15.00 FEET TO A POINT ON THE SOUTH LINE OF SAID LOT 56 AND A NAIL SET IN CONCRETE;

THENCE: N 84° 11' 50" E, 69.93 FEET WITH THE SOUTH LINE OF SAID LOT 56 TO A POINT ON A CURVE IN THE NORTH LINE OF SAID LOT 54 TO AN ”X" SET IN CONCRETE;

THENCE: 133.51 FEET WITH THE ARC OF A CURVE TO THE LEFT, SAID CURVE HAVING A CENTRAL ANGLE OF 89° 59' 21“ AND A RADIUS OF 85.00 FEET WITH A NORTHWESTERLY LINE OF SAID LOT 54 AND A SOUTHEASTERLY LINE OF SAID LOT 57 TO A POINT OF TANGENCY AND AN IRON PIN FOUND;

THENCE: S 05° 43' 30” E, 269.58 FEET WITH THE WEST LINE OF SAID LOT 54 AND AN EASTERLY LINE OF SAID LOT 57 TO AN IRON PIN SET;

THENCE: S 20° 50' 15" E, A DISTANCE OF 15.84 FEET WITH THE WEST LINE OF SAID LOT 54 AND THE EAST LINE OF SAID LOT 53 TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT, CONTAINING 0.268 ACRES OF LAND, MORE OR LESS.

TRACT III:

35 FOOT WIDE EGRESS/INGRESS EASEMENT OUT OF LOT 57, BLOCK 3, NCB 11714, BLANCO HEIGHTS ADDITION SUBDIVISION AS RECORDED IN VOLUME 9400, PAGE 219 OF THE DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, SAID EASEMENT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT:

BEGINNING: AT AN IRON PIN FOUND IN THE SOUTH LINE OF LOCKHILL-SELMA ROAD, SAID POINT BEING THE NORTHEAST CORNER OF SAID LOT 57 AND THE NORTHWEST CORNER OF LOT 56, AS RECORDED IN SAID BLANCO HEIGHTS ADDITION SUBDIVISION IN VOLUME 9400, PAGE 219;

THENCE; S 29° 46' 29" W, A DISTANCE OF 24.95 FEET WITH THE WEST LINE OF SAID LOT 56 AND THE EAST LINE OF SAID LOT 57 TO AN IRON PIN FOUND;

THENCE: S 05° 48" 10" E, 292.11 FEET WITH THE WEST LINE OF SAID LOT 56 AND THE EAST LINE OF SAID LOT 57 TO A POINT ON A CURVE AND AN "X" FOUND IN CONCRETE;

THENCE: 87.99 FEET WITH THE ARC OF A CURVE TO THE LEFT, SAID CURVE HAVING A CENTRAL ANGLE OF 43° 50' 27" AND A RADIUS OF 115.00 FEET FROM A CHORD BEARING S 16° 04' 28" W, TO A NAIL FOUND FOR THE SOUTHEAST MOST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE: N 07° 49' 29" W, 85.14 FEET TO AN IRON PIN SET;

THENCE: N 05° 48' 10" W, 299.59 FEET TO AN IRON PIN SET;

THENCE: N 37° 00' 11" W, 19.38 FEET TO AN IRON PIN FOUND IN THE NORTH LINE OF SAID LOT 57 AND THE SOUTH RIGHT-OF-WAY LINE OF LOCKHILL-SELMA ROAD AND TO A POINT ON A CURVE;

EXHIBIT A
(Continued)

THENCE: 60.42 FEET WITH THE ARC OF A CURVE TO THE RIGHT, SAID CURVE HAVING A CENTRAL ANGLE OF 15° 06' 23" AND A RADIUS OF 229.18 FEET FROM A CHORD BEARING S 87° 02' 58" E, WITH THE NORTH LINE OF SAID LOT 57 AND THE SOUTH RIGHT-OF-WAY LINE OF LOCKHILL-SELMA ROAD TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT, CONTAINING 0.284 ACRES (12,332 SQUARE FEET) OF LAND, MORE OR LESS.

APN: 490190

EXHIBIT B

ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS

ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS

Seller: __________________________________________________________________________________ Buyer: __________________________________________________________________________________ Property (Address): _______________________________________________________________________
This Assignment and Assumption of Leases and Contracts, dated effective as of __________________________, is entered into between Buyer and Seller in connection with the transfer of the Property from Seller to Buyer concurrently herewith.
Seller is the landlord under those certain leases identified on Schedule 1 attached hereto (collectively, “Leases”) relating to the Property. Seller desires to assign to Buyer, and Buyer desires to assume from Seller, all of Seller’s right, title and interest in and to the Leases and all other transferable licenses, contracts, permits and agreements affecting the Property (collectively, “Contracts”).
For valuable consideration, the receipt and sufficiency of which is acknowledged, Buyer and Seller agree as follows:
1.ASSIGNMENT. Seller hereby assigns, transfers and conveys to Buyer all of Seller’s right, title and interest in and to (a) the Leases and Contracts and (b) all security deposits, letters of credit and guarantees given in connection with the Leases.
2.ASSUMPTION. Buyer hereby assumes all of Seller’s obligations and liabilities under the Leases and Contracts and agrees to perform all of the landlord’s obligations under the Leases, and Seller’s obligations under the Contracts, arising from and after the date hereof. Buyer shall be solely responsible for notifying any tenants or occupants (a) that Seller has transferred ownership of the Property to Buyer, (b) regarding any change in place for payment of rentals, and (c) that Buyer is responsible for the security deposits of such tenants or occupants.
3.INDEMNIFICATION BY SELLER. Seller hereby indemnifies Buyer and agrees to hold Buyer harmless from and against all claims, expenses, losses or damages to the extent arising out of (a) the landlord's obligations and liabilities under the Leases accruing prior to the date hereof, and/or (b) Seller’s obligations and liabilities under the Contracts accruing prior to the date hereof.
4.INDEMNIFICATION BY BUYER. Buyer hereby indemnifies Seller and agrees to hold Seller harmless from and against all claims, expenses, losses or damages to the extent arising out of (a) the landlord's obligations and liabilities under the Leases accruing from and after the date hereof, and/or (b) Seller’s obligations and liabilities under the Contracts accruing from and after the date hereof.

SELLER:    BUYER:

Printed Name:      Title (if applicable):

Printed Name:      Title (if applicable):

Printed Name:      Title (if applicable):

Printed Name:      Title (if applicable):

FORM OF ASSIGNMENT
Dated:         Dated:

FORM OF ASSIGNMENT

Schedule 1 to Assignment and Assumption of Leases and Contracts

Leases

EXHIBIT C

LEASES

All leases posted to the Property’s listing page on Ten-X’s website (a) after the date of the attached list, and (b) before Buyer signs this Agreement are hereby incorporated herein by reference.
See Attached

Database: Bldg Status:	PACEPROPINC All				Rent Roll Pace-Spectrum LLC 10/1/2018					Page: 1 Date: 10/9/2018 Time: 4:34 PM
Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	---------------- Future Rent Increases ---------------- Cat Date Monthly Amount PSF

Vacant Suites

3290	-125	Vacant	2,605
3290	-510	Vacant	2,056
3290	-515	Vacant	693
3290	-550	Vacant	1,583
3290	-555	Vacant	2,302
3290	-800	Vacant	10,772
3290	-860	Vacant	1,605
Occupied Suites
3290	-100	TPx Communications Co.		7/1/2014	6/30/2019	4,988	9,768.17	23.50
3290	-1000	Oracle America, Inc.		10/1/2014	12/9/2021	17,464	34,418.63	23.65	23,976.96	PRK	10/1/2019	15,735.27	2.20
										PRK	10/1/2020	16,207.33	2.26
										PRK	10/1/2021	16,693.55	2.33
										RT1	4/1/2019	35,510.13	4.96
										RT1	10/1/2019	34,928.00	4.88
										RT1	12/9/2019	35,655.67	4.98
										RT1	12/9/2020	36,383.33	5.08
		Additional Space 3290	-200	9/9/2016	12/9/2021	9,159	18,318.00	24.00		RT1	10/1/2019	18,699.63	24.50
										RT1	10/1/2020	19,081.25	25.00
		Additional Space 3290	-205	9/9/2016	12/9/2021	3,792	7,868.00	24.90		RT1	10/1/2019	8,031.92	25.42
										RT1	10/1/2020	8,195.83	25.94
		Additional Space 3290	-210	9/9/2016	12/9/2021	1,724	3,448.00	24.00		RT1	10/1/2019	3,519.83	24.50
										RT1	10/1/2020	3,591.97	25.00
		Additional Space 3290	-215	9/9/2016	12/9/2021	1,266	2,532.00	24.00		RT1	10/1/2019	2,584.75	24.50
										RT1	10/1/2020	2,637.50	25.00
		Additional Space 3290	-240	9/9/2016	12/9/2021	2,404	4,808.00	24.00		RT1	10/1/2019	4,908.17	24.50
										RT1	10/1/2020	5,008.33	25.00
		Additional Space 3290	-300	9/9/2016	12/9/2021	2,240	4,480.00	24.00		RT1	10/1/2019	4,573.33	24.50
										RT1	10/1/2020	4,666.67	25.00
		Additional Space 3290	-345	9/9/2016	12/9/2021	1,222	2,444.00	24.00		RT1	10/1/2019	2,494.92	24.50
										RT1	10/1/2020	2,545.83	25.00
		Additional Space 3290	-350	9/9/2016	12/9/2021	805	1,518.00	22.63		RT1	10/1/2019	1,549.63	23.10
										RT1	10/1/2020	1,581.25	23.57
		Additional Space 3290	-360	9/9/2016	12/9/2021	6,840	13,680.00	24.00		RT1	10/1/2019	13,965.00	24.50

Database: Bldg Status:	PACEPROPINC All				Rent Roll Pace-Spectrum LLC 10/1/2018					Page: 2 Date: 10/9/2018 Time: 4:34 PM
Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	---------------- Future Rent Increases ---------------- Cat Date Monthly Amount PSF

		Additional Space 3290 -370	9/9/2016	12/9/2021	1,815	3,630.00	24.00			RT1	10/1/2019	3,705.63	24.50
										RT1	10/1/2020	3,781.25	25.00
		Additional Space 3290 -380	9/9/2016	12/9/2021	5,072	10,144.00	24.00			RT1	10/1/2019	10,355.33	24.50
										RT1	10/1/2020	10,566.67	25.00
		Additional Space 3290 -600	9/9/2016	12/9/2021	1,793	3,586.00	24.00			RT1	10/1/2019	3,660.71	24.50
										RT1	10/1/2020	3,735.42	25.00
		Additional Space 3290 -650	9/9/2016	12/9/2021	4,984	9,968.00	24.00			RT1	10/1/2019	10,175.67	24.50
										RT1	10/1/2020	10,383.33	25.00
		Additional Space 3290 -660	9/9/2016	12/9/2021	1,795	3,590.00	24.00			RT1	10/1/2019	3,664.79	24.50
										RT1	10/1/2020	3,739.58	25.00
		Additional Space 3290 -680	9/9/2016	12/9/2021	3,355	6,710.00	24.00			RT1	10/1/2019	6,849.79	24.50
										RT1	10/1/2020	6,989.58	25.00
		Additional Space 3290 -685	9/9/2016	12/9/2021	2,310	4,676.00	24.29			RT1	10/1/2019	4,773.42	24.80
										RT1	10/1/2020	4,870.83	25.30
		Additional Space 3290 -900	10/1/2014	12/9/2021	17,900	35,277.92	23.65			RT1	4/1/2019	36,396.67	24.40
										RT1	10/1/2019	35,800.00	24.00
										RT1	12/9/2019	36,545.83	24.50
										RT1	12/9/2020	37,291.67	25.00
				Total	85,940	171,096.55		23,976.96	0.00
3290	-140	VW International, Inc.	6/13/2016	5/31/2019	3,404	6,042.10	21.30
3290	-150	WFG National Title Insurance	7/1/2010	6/30/2021	1,465	3,052.08	25.00			RT1	4/1/2019	3,113.13	25.50
										RT1	7/1/2020	3,174.17	26.00
3290	-195	Secure Benefits, LLC	6/1/2015	8/31/2020	2,603	5,206.00	24.00			RT1	9/1/2019	5,314.46	24.50
3290	-400	Corporate Travel Planners, Inc	7/15/2013	7/14/2022	17,730	28,811.25	19.50			RT1	7/15/2020	29,550.00	20.00
3290	-520	Perftech, Inc,	11/1/2007	2/29/2020	4,790	8,639.46	21.64			RT1	11/1/2018	8,965.21	22.46
										RT1	3/1/2019	9,001.92	22.55
3290	-530	Inspired eLearning	4/1/2011	3/31/2019	4,421	8,657.79	23.50
3290	-560	Management Office	5/31/2016	4/1/2018	1,806
3290	-610	Attorney General of Mexico	6/1/2011	5/31/2019	3,241	6,346.96	23.50
3290	-700	HDR Engineering, Inc.	11/16/2015	4/16/2021	18,106	38,459.87	25.49			RT1	4/17/2019	39,229.06	26.00
										RT1	4/17/2020	40,013.64	26.52
3290	-862	Aethernet, LLC	6/13/2016	1/31/2023	1,103	2,297.92	25.00			RT1	2/1/2019	2,343.88	25.50
										RT1	2/1/2020	2,389.83	26.00
										RT1	2/1/2021	2,435.79	26.50
										RT1	2/1/2022	2,481.75	27.00
3290	-875	Najim Family Foundation	11/6/2012	11/5/2022	4,177	8,179.96	23.50			RT1	11/6/2018	8,354.00	24.00

Database: Bldg Status:	PACEPROPINC All				Rent Roll Pace-Spectrum LLC 10/1/2018					Page: 3 Date: 10/9/2018 Time: 4:34 PM
Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	---------------- Future Rent Increases ---------------- Cat Date Monthly Amount PSF

RT1    11/6/2020    8,702.08    25.00
RT1    11/6/2021    8,876.13    25.50

Totals:    Occupied Sqft:
Leased/Unoccupied Sqft:

87.68%

30 Units
0 Units

153,774
0

296,558.11

23,976.96

0.00

Vacant Sqft: Total Sqft:

12.32%    7 Units
37 Units

21,616
175,390    296,558.11

Grand Total:

Occupied Sqft: Leased/Unoccupied Sqft:
Vacant Sqft:

87.68%

12.32%

30 Units
0 Units
7 Units

153,774
0
21,616

296,558.11    23,976.96    0.00

Total Sqft:

37 Units

175,390    296,558.11

Texas Agency Disclosure
The licensee, Ten-X RE Inc., dba Ten-X (License No. 9004662) is acting only as agent of the seller only. Ten-X does not act as agent for buyer/tenant in any capacity.

Licensed Broker:    Ten-X RE Inc., dba Ten-X (License No. 9004662)
legal@ten-x.com 800-841-9112

Designated Broker of Firm:    Joshua Jacob (License No. 668911)
jacob@ten-x.com 800-841-9112

11-2-2015
Information About Brokerage Services
Texas law requires all real estate license holders to give the following information about brokerage services to prospective buyers, tenants, sellers and landlords.

TYPES OF REAL ESTATE LICENSE HOLDERS:    .

•	A BROKER is responsible for all brokerage activities, including acts performed by sales agents sponsored by the broker.

•	A SALES AGENT must be sponsored by a broker and works with clients on behalf of the broker.
A BROKER’S MINIMUM DUTIES REQUIRED BY LAW (A client is the person or party that the broker represents):

•	Put the interests of the client above all others, including the broker’s own interests;

•	Inform the client of any material information about the property or transaction received by the broker;

•	Answer the client’s questions and present any offer to or counter-offer from the client; and

•	Treat all parties to a real estate transaction honestly and fairly.
A LICENSE HOLDER CAN REPRESENT A PARTY IN A REAL ESTATE TRANSACTION:

AS AGENT FOR OWNER (SELLER/LANDLORD): The broker becomes the property owner's agent through an agreement with the owner, usually in a written listing to sell or property management agreement. An owner's agent must perform the broker’s minimum duties above and must inform the owner of any material information about the property or transaction known by the agent, including information disclosed to the agent or subagent by the buyer or buyer’s agent.

AS AGENT FOR BUYER/TENANT: The broker becomes the buyer/tenant's agent by agreeing to represent the buyer, usually through a written representation agreement. A buyer's agent must perform the broker’s minimum duties above and must inform the buyer of any material information about the property or transaction known by the agent, including information disclosed to the agent by the seller or seller’s agent.

AS AGENT FOR BOTH - INTERMEDIARY: To act as an intermediary between the parties the broker must first obtain the written agreement of each party to the transaction. The written agreement must state who will pay the broker and, in conspicuous bold or underlined print, set forth the broker's obligations as an intermediary. A broker who acts as an intermediary:

•	Must treat all parties to the transaction impartially and fairly;

•
May, with the parties' written consent, appoint a different license holder associated with the broker to each party (owner and buyer) to communicate with, provide opinions and advice to, and carry out the instructions of each party to the transaction.

•	Must not, unless specifically authorized in writing to do so by the party, disclose:

o	that the owner will accept a price less than the written asking price;

o	that the buyer/tenant will pay a price greater than the price submitted in a written offer; and

o	any confidential information or any other information that a party specifically instructs the broker in writing not to disclose, unless required to do so by law.

AS SUBAGENT: A license holder acts as a subagent when aiding a buyer in a transaction without an agreement to represent the buyer. A subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first.
TO AVOID DISPUTES, ALL AGREEMENTS BETWEEN YOU AND A BROKER SHOULD BE IN WRITING AND CLEARLY ESTABLISH:

•	The broker’s duties and responsibilities to you, and your obligations under the representation agreement.

•	Who will pay the broker for services provided to you, when payment will be made and how the payment will be calculated.
LICENSE HOLDER CONTACT INFORMATION: This notice is being provided for information purposes. It does not create an obligation for you to use the broker’s services. Please acknowledge receipt of this notice below and retain a copy for your records.

TenX RE, Inc., dba Ten-X    9004662    legal@ten-x.com    (800) 841-9112

Licensed Broker /Broker Firm Name or Primary Assumed Business Name

License No.    Email    Phone

Joshua Jacob    668911    jacob@ten-x.com    (800) 841-9112
Designated Broker of Firm    License No.    Email    Phone

Licensed Supervisor of Sales Agent/ Associate

License No.    Email    Phone

Sales Agent/Associate’s Name    License No.    Email    Phone
10/24/2018
10/24/2018

Buyer/Tenant/Seller/Landlord Initials    Date

Regulated by the Texas Real Estate Commission    Information available at www.trec.texas.gov
IABS 1-0

TEXAS RIDER TO
PURCHASE AND SALE AGREEMENT WITH JOINT CLOSING INSTRUCTIONS

STATE-SPECIFIC PROVISIONS.

(A)
Statutory Tax Districts. If the Property is situated in a utility or other statutorily created district providing water, sewer, drainage, or flood control facilities and services, Chapter 49, Texas Water Code, requires Seller to deliver and Buyer to sign the statutory notice relating to the tax rate, bonded indebtedness, or standby fee of the district prior to final execution of this Agreement.

(B)
Annexation. If the Property is located outside the limits of a municipality, Seller notifies Buyer under §5.011, Texas Property Code, that the Property may now or later be included in the extraterritorial jurisdiction of a municipality and may now or later be subject to annexation by the municipality. Each municipality maintains a map that depicts its boundaries and extraterritorial jurisdiction. To determine if the Property is located within a municipality’s extraterritorial jurisdiction or is likely to be located within a municipality’s extraterritorial jurisdiction, contact all municipalities located in the general proximity of the Property for further information.

(C)
Certificated Service Area of a Utility Service Provider. Notice required by §13.257, Water Code: The Property that Buyer is about to purchase may be located in a certificated water or sewer service area, which is authorized by law to provide water or sewer service to the properties in the certificated area. If the Property is located in a certificated area there may be special costs or charges that Buyer will be required to pay before Buyer can receive water or sewer service. There may be a period required to construct lines or other facilities necessary to provide water or sewer service to the Property. Buyer is advised to determine if the Property is in a certificated area and contact the utility service provider to determine the cost that Buyer will be required to pay and the period, if any, that is required to provide water or sewer service to the Property. The undersigned Buyer hereby acknowledges receipt of the foregoing notice at or before the execution of this Agreement.

(D)
Transfer Fees. If the Property is subject to a private transfer fee obligation, §5.205, Property Code, requires Seller to notify Buyer as follows: The private transfer fee obligation may be governed by Chapter 5, Subchapter G of the Texas Property Code.

(E)
Waiver of Consumer Rights. SELLER AND BUYER AGREE THAT THE PROVISIONS OF THE DECEPTIVE TRADE PRACTICES- CONSUMER PROTECTION ACT (“DTPA”), SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE, SHALL NOT APPLY TO THIS TRANSACTION. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT FOR ANY REASON IT IS DETERMINED THAT THE DTPA DOES APPLY TO THIS TRANSACTION, BUYER WAIVES ITS RIGHTS UNDER THE DTPA, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BUYER'S OWN SELECTION (WHICH ATTORNEY WAS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED OR SELECTED BY SELLER OR ANY AGENT OF SELLER), BUYER VOLUNTARILY CONSENTS TO THIS WAIVER. BUYER REPRESENTS TO SELLER THAT BUYER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH SELLER IN CONNECTION WITH THE NEGOTIATION AND EXECUTION OF THIS AGREEMENT.

(F)
Notice of Underground or Aboveground Storage Tanks. If the Property includes the sale or conveyance of a tank (or tank system) which is designed or intended to be installed as an underground storage tank or an aboveground storage tank, at Closing Seller shall issue to Buyer and Buyer shall acknowledge receipt of the notice required by Section 334.9 of the Texas Administrative Code.

(G)	Title Notices:

1.
Abstract or Title Policy. Seller and Listing Broker hereby advise Buyer to have an abstract of title covering the Property examined by an attorney of Buyer’s selection, or Buyer should be furnished with or obtain a Title Policy. Seller and Listing Broker further advise Buyer to have the abstract of title to the Property or Title Report promptly reviewed by an attorney of Buyer’s selection. By Buyer’s execution of this Agreement, Buyer acknowledges that Buyer has been so advised in compliance with the Texas Real Estate License Act.

2.
Notice Regarding Possible Liability for Additional Taxes. If, for the current ad valorem tax year, the taxable value of the Property is determined by a special appraisal method that allows for appraisal of the Property at less than its market value, the person or entity to whom the Property is transferred may not be allowed to qualify the Property for that special appraisal in a subsequent tax year and the Property may then be appraised at its full market value. In addition, the transfer of the Property or a subsequent change in the use of the Property may result in the imposition of an additional tax plus interest as a penalty for the transfer or change in the use of the Property. The taxable value of the Property and the applicable method of appraisal for the current tax year is public information and may be obtained from the tax appraisal district established for the county in which the Property is located.

3.
Notice to Buyer Regarding Restrictive Covenants. If the Property is located in a municipality that has required any person who sells or conveys restricted property located inside the boundaries of the municipality to first give to the buyer written notice of the restrictions and notice of the municipality’s right to enforce compliance, at Closing Seller and Buyer shall execute, acknowledge and cause to be recorded in the real property records of the county in which the Property is located the notice required by Section

212.155 of the Texas Local Government Code.

4.
Deed Restrictions. Seller hereby advises Buyer to review carefully all deed restrictions and similar encumbrances affecting the Property that are indicated by the Title Report or Abstract of Title as obtained by Buyer. The parties further agree that if the Property is located in a city, county or other governmental unit which by law or ordinance requires a closing document listing all deed restrictions and/or similar encumbrances affecting the Property, then at the Closing of this transaction the parties shall execute, acknowledge and record the prescribed closing document.

5.
Tide Waters. Seller hereby notifies Buyer pursuant to Section 33.135 of the Texas Natural Resources Code, that if the Property adjoins or abuts tidally influenced waters, the following notice shall be applicable.

(1)    The Property adjoins and shares a common boundary with the tidally influenced submerged lands of the state. The boundary is subject to change and can be determined accurately only by a survey on the ground made by a licensed state land surveyor in accordance with the original grant from the sovereign. The owner of the Property may gain or lose portions of the tract because of changes in the boundary. (2) Except as otherwise disclosed to Buyer in writing, Seller has no knowledge of any prior fill as it relates to the Property. (3) State law prohibits the use, encumbrance, construction, or placing of any structure in, on, or over state-owned submerged lands below the applicable tide line, without proper permission. (4) Buyer is hereby advised to seek the advice of an attorney or other qualified person as to the legal nature and effect of the facts set forth in this notice on the Property. Information regarding the location of the applicable tide line as to the Property may be obtained from the surveying division of the General Land Office in Austin.

6.
Notice to Purchaser of Property Located in Certain Annexed Water Districts. If the Property is situated in a water or sanitary sewer district which entered into a contract with a city with a population of 1.8 million or less that allows the city to set rates in the district after annexation which are different from rates charged to other residents of the city, at Closing Seller shall issue to Buyer and Buyer shall acknowledge receipt of the notice required by Section 54.016(h)(4)(A) of the Texas Water Code.

7.
Public Improvement Districts. If the Property is located in a public improvement district, then Buyer shall be obligated to pay an assessment to a municipality or county for an improvement project undertaken by a public improvement district under Chapter 372 of the Texas Local Government Code. The assessment may be due annually or in periodic installments. More information concerning the amount of the assessment and the due dates of that assessment may be obtained from the municipality or county levying the assessment. The amount of the assessments is subject to change. Failure to pay the assessments could result in a lien on and the foreclosure of your property.

8.
Gulf Intracoastal Waterway. Except as may be indicated by a description of the Property and/or in a Title Report or Abstract of Title for the Property, Seller has no current actual knowledge that the Property is located in the Gulf Intracoastal Waterway (which is a coastal canal from Brownsville, Texas, to the Okeechobee waterway at Fort Myers, Florida, the Texas portion extending 426 miles, from Sabine Pass to the mouth of the Brownsville Ship Channel at Port Isabel) or seaward of the longitudinal line also known as 97 degrees, 12', 19" which runs southerly to the international boundary from the intersection of the centerline of the Gulf Intracoastal Waterway and the Brownsville Ship Channel. Nevertheless, as a courtesy to Buyer, Seller hereby gives Buyer the notice that is set out in Section 61.025 of the Texas Natural Resources Code for properties that are located within such prescribed area:

DISCLOSURE NOTICE CONCERNING LEGAL AND ECONOMIC RISKS OF PURCHASING COASTAL REAL PROPERTY NEAR A BEACH

WARNING: THE FOLLOWING NOTICE OF POTENTIAL RISKS OF ECONOMIC LOSS TO YOU AS THE PURCHASER OF COASTAL REAL PROPERTY IS REQUIRED BY STATE LAW.

•	READ THIS NOTICE CAREFULLY. DO NOT SIGN THIS AGREEMENT UNTIL YOU FULLY UNDERSTAND THE RISKS YOU ARE ASSUMING.

•	BY PURCHASING THIS PROPERTY, YOU MAY BE ASSUMING ECONOMIC RISKS OVER AND ABOVE THE RISKS INVOLVED IN PURCHASING INLAND REAL PROPERTY.

•	IF YOU OWN A STRUCTURE LOCATED ON COASTAL REAL PROPERTY NEAR A GULF COAST BEACH, IT MAY COME TO BE LOCATED ON THE PUBLIC BEACH BECAUSE OF COASTAL EROSION AND STORM EVENTS.

•	AS THE OWNER OF A STRUCTURE LOCATED ON THE PUBLIC BEACH, YOU COULD BE SUED BY THE STATE OF TEXAS AND ORDERED TO REMOVE THE STRUCTURE.

•	THE COSTS OF REMOVING A STRUCTURE FROM THE PUBLIC BEACH AND ANY OTHER ECONOMIC LOSS INCURRED BECAUSE OF A REMOVAL ORDER WOULD BE SOLELY YOUR RESPONSIBILITY.

The Property is located seaward of the Gulf Intracoastal Waterway to its southernmost point and then seaward of the longitudinal line also known as 97 degrees, 12', 19" which runs southerly to the international boundary from the intersection of the centerline of the Gulf Intracoastal Waterway and the Brownsville Ship Channel. If the Property is in close proximity to a beach fronting the Gulf of Mexico, Buyer is hereby advised that the public has acquired a right of use or easement to or over the area of any public beach by prescription, dedication, or presumption, or has retained a right by virtue of continuous right in the public since time immemorial, as recognized in law and custom.

The extreme seaward boundary of natural vegetation that spreads continuously inland customarily marks the landward boundary of the public easement. If there is no clearly marked natural vegetation line, the landward boundary of the easement is as provided by Sections 61.016 and 61.017, Natural Resources Code.

Much of the Gulf of Mexico coastline is eroding at rates of more than five feet per year. Erosion rates for all Texas Gulf property subject to the open beaches act are available from the Texas General Land Office.

State law prohibits any obstruction, barrier, restraint, or interference with the use of the public easement, including the placement of structures seaward of the landward boundary of the easement. OWNERS OF STRUCTURES ERECTED SEAWARD OF THE VEGETATION LINE (OR OTHER APPLICABLE EASEMENT BOUNDARY) OR THAT BECOME SEAWARD OF THE VEGETATION LINE AS A RESULT OF PROCESSES SUCH AS SHORELINE EROSION ARE SUBJECT TO A LAWSUIT BY THE STATE OF TEXAS TO REMOVE THE STRUCTURES.

Buyer is hereby notified that the Buyer should (1) determine the rate of shoreline erosion in the vicinity of the Property; and (2) seek the advice of an attorney or other qualified person before executing this Agreement as to the relevance of these statutes and facts to the value of the Property.
(Remainder of Page Intentionally Blank)